Exhibit 24.a.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, the Chief Financial Officer of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 6, 1996


                                                   /s/ MICHAEL E. O'NEILL
                                                   ----------------------
                                                       Michael E. O'Neill









[Principal Financial Officer-Employee Benefit Plans]

                                                                   Exhibit 24.b.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, the Chief Executive Officer and a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 6, 1996


                                                   /s/ DAVID A. COULTER
                                                   --------------------
                                                       David A. Coulter









[Principal Executive Officer-Employee Benefit Plans]

                                                                   Exhibit 24.c.


                                POWER OF ATTORNEY
                                -----------------


      The  undersigned,  an Executive  Vice  President and the Chief  Accounting
Officer of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  November 8, 1996


                                                       /s/  JOHN J. HIGGINS
                                                       --------------------
                                                            John J. Higgins









[Financial Controller-Employee Benefit Plans]

                                                                   Exhibit 24.d.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 6, 1996


                                                  /s/ JOSEPH F. ALIBRANDI
                                                  -----------------------
                                                      Joseph F. Alibrandi









[Directors-Employee Benefit Plans]

                                                                   Exhibit 24.e.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 6, 1996


                                                    /s/  JILL E. BARAD
                                                    ------------------
                                                         Jill E. Barad









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.f.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 6, 1996


                                                   /s/ PETER B. BEDFORD
                                                   --------------------
                                                       Peter B. Bedford









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.g.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 5, 1996


                                                   /s/ ANDREW F. BRIMMER
                                                   ---------------------
                                                       Andrew F. Brimmer









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.h.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 2, 1996


                                                 /s/  RICHARD A. CLARKE
                                                 ----------------------
                                                      Richard A. Clarke









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.i.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 5, 1996


                                                     /s/ TIMM F. CRULL
                                                     -----------------
                                                         Timm F. Crull









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.j.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 3, 1996


                                                  /s/ KATHLEEN FELDSTEIN
                                                  ----------------------
                                                      Kathleen Feldstein









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.k.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 2, 1996


                                                   /s/ DONALD E. GUINN
                                                   -------------------
                                                       Donald E. Guinn









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.l.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 5, 1996


                                                  /s/  FRANK L. HOPE, JR.
                                                  -----------------------
                                                       Frank L. Hope, Jr.









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.m.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 4, 1996


                                                 /s/ IGNACIO E. LOZANO, JR.
                                                 --------------------------
                                                     Ignacio E. Lozano, Jr.









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.n.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 6, 1996


                                                    /s/ Walter E. Massey
                                                    --------------------
                                                        Walter E. Massey









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.o.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:   February 3 , 1996


                                                    /s/ JOHN M. RICHMAN
                                                    -------------------
                                                        John M. Richman









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.p.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 1, 1996


                                                /s/  RICHARD M. ROSENBERG
                                                -------------------------
                                                     Richard M. Rosenberg









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.q.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  February 4, 1996


                                                  /s/ A. MICHAEL SPENCE
                                                  ---------------------
                                                      A. Michael Spence









[Directors-Employee Benefit Plans]

                                                                   EXHIBIT 24.r.


                                POWER OF ATTORNEY
                                -----------------


      The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Judith A. Boyle, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerishare Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, and any and all amendments (including post-effective amendments) thereto.
      This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1997.


Dated:  May 24, 1996


                                                  /s/ SOLOMON D. TRUJILLO
                                                  -----------------------
                                                      Solomon D. Trujillo









[Directors-Employee Benefit Plans]